NEW YORK LIFE INVESTMENTS ACTIVE ETF TRUST
(the “Trust”)

NYLI CBRE REAL ASSETS ETF
(the “Fund”)

Supplement dated June 26, 2026 (“Supplement”) to the Fund’s
Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”), as supplemented

Important Notice Regarding Change in Name and Investment Policy

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

The Board of Trustees of New York Life Investments Active ETF Trust approved the changes described below to the Fund’s name, ticker symbol, and non-fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, effective August 28, 2026.

Effective August 28, 2026:

1.The Fund’s name will change from the “NYLI CBRE Real Assets ETF” to the “NYLIM CBRE Real Estate & Infrastructure ETF”.

2.The Fund’s ticker will change from “IQRA” to “REIX”.

3.The Fund’s policy to invest, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities issued by real assets companies, will be revised as follows:

The Fund will normally invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities issued by real estate companies and infrastructure companies.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

REG-00137-06/26